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                                                                     Exhibit (n)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 2 to Registration Statement No. 333-103814 of Corporate High Yield Fund VI, Inc. on Form N-2 of our report dated May 20, 2003 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the caption "Independent Auditors and Experts" in the Prospectus.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
May 22, 2003